EXHIBIT 10.14

             TERMINATION OF CHARTER PAYMENTS AGREEMENT

       Agreement dated as of November 29, 1995 (the "Agreement") among Reading & Bates Corporation, a corporation organized and existing under the laws of the State of Delaware ("RBC"), Reading & Bates Drilling Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBD"), Reading & Bates Exploration Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBX") and Reading and Bates, Inc., a corporation organized and existing under the laws of the State of Oklahoma ("RBI") (RBC, RBD, RBX and RBI being referred to collectively as the "Borrowers") and Internationale Nederlanden Bank N.V., a company incorporated under the laws of The Netherlands (the "Lender").

                       W I T N E S S E T H:

       WHEREAS, the Lender and the Borrowers wish to terminate, by mutual agreement that Charter Payments Agreement dated as of September 30, 1991, as amended by Amendment No. 1 dated as of June 30, 1992 (as so amended, the "Charter Payments Agreement") among the Borrowers and Lenders;

       NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

       The Borrowers and the Lender mutually agree to terminate the Charter Payments Agreement, effective as of the date first written above (the "Effective Date"), with neither Borrowers nor Lender having any liability or obligation to the other under the Charter Payments Agreement after the Effective Date.

       All capitalized terms used herein but not defined herein shall have the meanings given to them in the Charter Payments
  Agreement.

       THIS AGREEMENT  SHALL BE  GOVERNED  BY AND  CONSTRUED  IN
  ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                READING & BATES CORPORATION


                                By:
                                     Name:
                                     Title:


                                READING & BATES DRILLING CO.


                                By:
                                     Name:
                                     Title:


                                READING & BATES EXPLORATION CO.


                                By:
                                     Name:
                                     Title:


                                READING AND BATES, INC.


                                By:
                                     Name:
                                     Title:


                                INTERNATIONALE NEDERLANDEN BANK N.V.


                                By:
                                     Name:
                                     Title: